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                                                                  Exhibit 10.9



                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                    between

                            HVOLT Enterprises, Inc.
                            a Delaware corporation

                                      and

                            Westar Industries, Inc.
                             a Kansas corporation

                         Dated as of [        ], 200_




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                               TABLE OF CONTENTS

ARTICLE I Certain Definitions........................................  1
 Section 1.1  Defined Terms..........................................  1
 Section 1.2  General................................................  3
 Section 1.3  Headings...............................................  3

ARTICLE II Representations and Warranties............................  3
 Section 2.1  Representations and Warranties of the Stockholder......  3
 Section 2.2  Representations and Warranties of the Company..........  4

ARTICLE III Registration Rights......................................  4
 Section 3.1  Demand Registrations...................................  4
 Section 3.2  "Piggy-Back" Registrations.............................  7
 Section 3.3  Additional Agreements..................................  8
 Section 3.4  Registration Procedures................................  8
 Section 3.5  Registration Expenses.................................. 15
 Section 3.6  Indemnification; Contribution.......................... 15
 Section 3.7  Underwriters........................................... 18
 Section 3.8  Exchange Act Filings; Rule 144; Rule 144A.............. 18
 Section 3.9  Agreement of the Stockholder........................... 19
 Section 3.10 Legends................................................ 19
 Section 3.11 Treatment of Convertible Preferred Stock............... 20
 Section 3.12 Other Registration Rights Agreements................... 20

ARTICLE IV Miscellaneous............................................. 20
 Section 4.1  Term of Agreement, Termination......................... 20
 Section 4.2  Recapitalizations, Exchanges, Etc. Affecting
              the Shares............................................. 20





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 Section 4.3  Other Company Securities...............................  20
 Section 4.4  Amendment; Conflict....................................  20
 Section 4.5  Notices................................................  21
 Section 4.6  Integration............................................  22
 Section 4.7  Binding Effect; Benefit................................  22
 Section 4.8  Assignability..........................................  22
 Section 4.9  Counterparts...........................................  22
 Section 4.10 Applicable Law.........................................  22
 Section 4.11 Stockholder Agreement..................................  22
 Section 4.12 Severability...........................................  22



                                      -ii-
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                         REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of [ ], 200_ is entered into between Westar Industries, Inc., a Kansas corporation (the "Stockholder"), and HVOLT Enterprises, Inc., a Delaware corporation (the "Company").

          WHEREAS, the Company, Western Resources, Inc., Kansas corporation ("WRI"), Public Service Company of New Mexico, a New Mexico corporation ("PNM"), HVK, Inc., a Kansas corporation and a wholly owned subsidiary of the Company ("Merger Sub-1") and HVNM, Inc., a New Mexico corporation and a wholly owned subsidiary the Company ("Merger Sub-2") have entered into an Agreement and Plan of Restructuring and Merger, dated as of November 8, 2000, (the "Merger Agreement"), pursuant to which the Stockholder will become a wholly owned subsidiary of the Company (the "Merger") and pursuant to which, in connection with the transactions contemplated thereby, the Stockholder has acquired beneficial ownership of 55,000,000 shares of common stock of the Company, par
value $.001 per share (the "Common Stock") and up to [       ] shares of Series
Convertible Preferred Stock of the Company, par value $.001 per share the "Convertible Preferred Stock");

          WHEREAS, the parties each desire to make certain covenants and agreements concerning, among other things, the registration from time to time of the Stockholder's shares of Common Stock, Common Stock obtainable upon conversion of Convertible Preferred Stock, and Convertible Preferred Stock (the "Shares") under the Securities Act of 1933, as amended (the "Securities Act"); and

          WHEREAS, concurrently with the execution and delivery hereof, the Stockholder and Parent have entered into an agreement with respect to the Stockholder's investment in the Company (the "Stockholder Agreement").

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the Company and the Stockholder hereby agree as follows:

                                   ARTICLE I


                              Certain Definitions
                              -------------------

          Defined Terms. In addition to other terms defined elsewhere in this Agreement, as used in this Agreement, the following capitalized terms have the respective meanings set forth below

          "Affiliate" shall mean, with respect to any person, any other person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such person. For the purposes of this definition, "control" when used with respect to any particular person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.



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          "Blackout Period" shall have the meaning assigned to such term in
Section 3.6(a).

          "Claims" shall have the meaning assigned to such term in Section
3.6(a).

          "Company Maximum Number" shall have the meaning assigned to such term in Section 3.2(b).

          "Demand Period" shall have the meaning assigned to such term in
Section 3.1(a).

          "Demand Registration" shall have the meaning assigned to such term in
Section 3.1(a).

          "Demand Request" shall have the meaning assigned to such term in
Section 3.1(a).

          "Effective Period" shall have the meaning assigned to such term in
Section 3.4(a)(iii).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation by reference of substantial information by reference to other documents filed by the Company with the SEC.

          "Holder" shall mean, with respect to any shares of Common Stock, the signatory to this Agreement; and the terms "hold", "held" and "holding" shall have meanings correlative to the foregoing.

          "Inspectors" shall have the meaning assigned to such term in Section 3.4(a)(iv).

          "Other Holder" shall have the meaning assigned to such term in Section 3.2(b).

          "person" shall mean any individual, corporation, company, partnership, joint venture, trust, group (as such term is used in Rule 13d-5 under the Exchange Act), business association, government or political subdivision thereof, governmental body or other entity.

          "Piggy-Back Registration" shall have the meaning assigned to such term in Section 3.2(a).

          "Piggy-Back Request" shall have the meaning assigned to such term in
Section 3.2(a).

          "Records" shall have the meaning assigned to such term in Section 3.4(a)(iv).

          "Registered Shares" shall have the meaning assigned to such term in
Section 3.4(a)(xviii).

          "Registration" shall have the meaning assigned to such term in Section 3.2(a).



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          "Registration Expenses" shall have the meaning assigned to such term in Section 3.5.

          "SEC" shall mean the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

          "Stockholder Group" shall mean the Stockholder, any Stockholder Affiliate and any Person with whom any Stockholder or any Affiliate of any Stockholder is part of a 13D Group.

          "Stockholder Maximum Number" shall have the meaning assigned to such term in Section 3.1(e).

          "13D Group" shall mean any group of Persons acquiring, holding, voting or disposing of any Shares which would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder to file a statement on
Schedule 13D with the Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act.

          General. Unless the context otherwise requires, references in this Agreement to any "section" or "article" shall mean a section or article of this Agreement, as the case may be, and the terms "hereof," "hereunder" and "hereto" and words of similar meaning shall mean this Agreement in its entirety and not any particular provisions of this Agreement. Unless the context otherwise requires, the terms defined herein include the singular as well as the plural.

          Unless the context otherwise requires, each reference herein to the Securities Act, the Exchange Act or Rule 144 (or any other rule, regulation or form promulgated under either such statute) shall be deemed to mean, as of any time, such statute, rule, regulation or form as then in effect, after all amendments thereto, or, if not then in effect, any successor statute, rule, regulation or form as then in effect, after all amendments thereto.

          Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

          Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company (i) that it has been duly organized and is an existing corporation in good standing as a corporation under the laws of the state of its incorporation, (ii) that it has all requisite corporate power and authority and has received all requisite approvals (including any necessary approval of its board of directors) to complete the transactions contemplated hereby, and (iii) that this Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms.

          Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder (i) that it has been duly organized and is an existing corporation in good standing under the laws of the state of its incorporation, (ii) that it has all requisite corporate power and authority, and has received all requisite approvals (including any necessary approval of its Board of Directors) to complete the transactions contemplated hereby and
(iii) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement enforceable against the Company in accordance with its terms.

                                  ARTICLE III

                              Registration Rights
                              -------------------

          Demand Registrations(a) . (a) At any time following the date hereof and prior to the date on which the Company shall have obtained a written opinion of legal counsel reasonably satisfactory to the Stockholder and addressed to the Company and the Stockholder to the effect that the Shares may be publicly offered for sale in the United States by the Stockholder without restriction as to manner of sale and amount of securities sold and without registration under the Securities Act (such period, the "Demand Period"), the Stockholder shall have the right on three (3) occasions to require the Company to file a registration statement under the Securities Act in respect of all or a portion of the Shares (so long as such request covers at least 25,000 shares), by delivering to the Company written notice stating that such right is being exercised, specifying the number of the Shares to be included in such registration and describing the intended method of distribution thereof (a "Demand Request"). As promptly as practicable, but in no event later than thirty
(30) days after the Company receives a Demand Request, the Company shall file with the SEC and thereafter use its best efforts to cause to be declared effective promptly a registration statement (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) (a "Demand Registration") providing for the registration of such number of Shares the Stockholder shall have demanded be registered for distribution in accordance with such intended method of distribution. Notwithstanding anything to the contrary in this Section 3.1, if the Company is eligible to register the Shares on Form S-3, the Stockholder shall have the right to require up to two (2) such registrations per calendar year, each of which registrations shall be a "Demand Registration" for all purposes of this Agreement, except that such registrations shall not count as one or more of the three (3) Demand Registrations which the Stockholder has the right to require pursuant to the first sentence of this
Section 3.1(a). The Stockholder agrees that if a registration on Form S-3 is available, and if the Stockholder has not yet requested two (2) registrations on Form S-3 within that calendar year, the Stockholder will not request a registration on any other form.

          (b) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone and delay, for a reasonable period of time, not to exceed one hundred twenty (120) days in the case of clauses (i) and
(ii) below, or sixty (60) days in the case of clause (iii) below (each, a "Blackout Period"), the filing of any Demand Registration if the Company shall determine that any such filing or the offering of any Shares would (i) in the good faith judgment of the Board of Directors of the Company, unreasonably impede, delay or otherwise interfere with any pending or contemplated financing, acquisition, corporate



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

reorganization or other similar transaction involving the Company, (ii) based upon advice from the Company's investment banker or financial advisor, adversely affect any pending or contemplated offering or sale of any class of securities by the Company, or (iii) in good faith judgment of the Board require disclosure of material non-public information (other than information relating to an event described in clause (i) or (ii) of this subsection (b)) which, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that in the case of a Blackout Period pursuant to clause (i) or (ii) above, the Blackout Period shall earlier terminate upon the completion or abandonment of the relevant securities offering or sale, financing, acquisition, corporate reorganization or other similar transaction; and provided, further, that in the case of a Blackout Period pursuant to clause
(iii) above, the Company shall give written notice of its determination to postpone or delay the filing of any Demand Registration and in the case of clause (iii) above, the Blackout Period shall earlier terminate upon public disclosure by the Company or public admission by the Company of such material non-public information or such time as such material non-public information shall be publicly disclosed without breach of the last sentence of this subsection (b), and provided, further, that in the case of a Blackout Period pursuant to clause (i), (ii) or (iii) above, the Company shall furnish to the Stockholder a certificate of an executive officer of the Company to the effect that an event permitting a Blackout Period has occurred. Notwithstanding anything herein to the contrary, the Company shall not exercise pursuant to Clause (i), (ii) or (iii) of the preceding sentence the right to postpone or delay the filing of any Demand Registration more than twice in any twelve (12) month period. Upon notice by the Company to the Stockholder of any such determination, the Stockholder covenants that it shall keep the fact of any such notice strictly confidential, and, in the case of a Blackout Period pursuant to clause (iii) above or Section 3.1(c) below, promptly halt any offer, sale, trading or transfer by it or any of its Affiliates of any Common Stock for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination or distribution of the Demand Registration, each prospectus included therein, and any amendment or supplement thereto by it and any of its Affiliates for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing, by the Company) and, if so directed by the Company, will deliver to the Company any copies then in such Stockholder's possession of the prospectus covering such Shares, that was in effect at the time of receipt of such notice. After the expiration of any Blackout Period and without further request from the Stockholder, the Company shall effect the filing of the relevant Demand Registration and shall use its best efforts to cause any such Demand Registration to be declared effective as promptly as practicable unless the Stockholder shall have, prior to the effective date of such Demand Registration, withdrawn in writing its initial request, in which case such withdrawn request shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations to which the Stockholder is entitled under this Agreement.

          (c) Anything in this Agreement to the contrary notwithstanding, in case a Demand Registration has been filed, if a transaction of the type specified in Section 3.1(b)(i) has not resulted from actions taken by the Company, the Company may cause such Demand Registration to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Demand Registration for a reasonable period of time, not to exceed the Blackout Period applicable to Section 3.1(b)(i); provided, however, that in no event shall a

Demand Registration so withdrawn count as one of the Demand Registrations which the Stockholder is entitled to make pursuant to Section 3.1(a) hereof.

          (d) The Stockholder may withdraw a Demand Request in circumstances including, but not limited to, the following: if (i) the Company is in material breach of its obligation hereunder and has not cured such breach after having received notice thereof and a reasonable opportunity to do so or (ii) the withdrawal occurs during a Blackout Period. Any Demand Request withdrawn prior to such Demand Registration becoming effective pursuant to this subsection (d) shall not constitute a Demand Registration for the purposes of determining the number of Demand Registrations to which the Stockholder is entitled but only if such withdrawal is the first such withdrawal to occur in the calendar year in question.

          (e) The Company may elect to include in any registration statement filed pursuant to this Section 3.1 any Common Stock to be issued by it or held by any of its subsidiaries or by any other stockholders only to the extent such Common Stock is offered and sold pursuant to, and on the terms and subject to the conditions of, any underwriting agreement or distribution arrangements entered into or effected by the Stockholder. In the event that the Company elects to include in any such registration statement any Common Stock to be issued by it or held by any of its subsidiaries or by any other stockholders and a nationally recognized independent investment banking firm selected by the Company to act as managing underwriter thereof reasonably and in goof faith shall have advised the Stockholder or the Company in writing that, in its opinion, the inclusion in the registration statement of some or all of the Shares sought to be registered by the Company or any other holder of Common Stock intending to register Common Stock in such registration statement (other than the Stockholder) creates a substantial risk that the price per share of Common Stock that the Stockholder will derive from such registration will be materially and adversely affected or that the number of shares of Common Stock sought to be registered is a greater number that can reasonably be sold, the Company shall include in such registration statement such number of shares of Common Stock as the Company, any such other holder and the Stockholder are so advised can be sold in such offering without such an effect (the "Stockholder Maximum Number") as follows and in the following order of priority: (A) first, such number of shares of Common Stock as the Stockholder intended to be registered and sold by the Stockholder and (B) second, and to the extent that the number of shares of Common Stock to be registered under clause (A) is less than the Stockholder Maximum Number, such number of shares of Common Stock as the Company and any other holder of Common Stock intending to register Common Stock in such registration statement (other than the Stockholder) shall have intended to register which, when added to the number of shares of Common Stock to be registered under clause (A), is less than or equal to the Stockholder Maximum Number; provided that if such number exceeds the Stockholder Maximum Number, the shares of Common Stock of the Company and any other holder of Common Stock intending to register Common Stock in such registration statement (other than the Stockholder) will be excluded on a pro rata basis according to the total number of Shares and shares of Common Stock requested to be registered by such person.

          (f) The managing underwriter for any Demand Registration shall be selected by the party or parties making the demand for such registration, provide that such underwriter shall be reasonably satisfactory to the Company.


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          "Piggy-Back" Registrations(a) .  (a) If, at any time following the effective time of the Merger, the Company proposes to register any Common Stock under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or any equivalent general registration form then in effect other than pursuant to a Demand Registration under Section 3.1) for purposes of a primary offering, secondary offering or combined offering of such Common Stock, the Company shall give prompt written notice to the Stockholder of its intention to do so. Such notice shall specify, at a minimum, the number of shares of Common Stock so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such Common Stock, any proposed managing underwriter or underwriters of such offering and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of the Stockholder (a "Piggy-Back Request"), given within fifteen (15) business days following the receipt by the Stockholder of any such written notice (which direction shall specify the number of the Shares intended to be disposed of by the Stockholder), the Company shall include in such registration statement (a "Piggy-Back Registration" and, collectively with a Demand Registration, a "Registration"), subject to the provisions of Section 3.2 hereof, such numbers of the Shares owned by the Stockholder as shall be set forth in such Piggy-Back Request.

          (b) In the event that the Company proposes to register Common Stock in connection with an underwritten offering and a nationally recognized independent investment banking firm selected by the Company to act as managing underwriter thereof reasonably and in goof faith shall have advised the Company, any holder of Common Stock intending to offer such Common Stock in a secondary offering or combined offering (each, an "Other Holder") or the Stockholder in writing that, in its opinion, the inclusion in the registration statement of some or all of the Shares sought to be registered by the Stockholder creates a substantial risk that the price per share of Common Stock that the Company or any Other Holder will derive from such registration will be materially and adversely affected or that the number of shares of Common Stock sought to be registered (including any shares of Common Stock sought to be registered at the request of the Company and any Other Holder and those sought to be registered by the Stockholder) is a greater number that can reasonably be sold, the Company shall include in such registration statement such number of shares of Common Stock as the Company, any Other Holder and the Stockholder are so advised can be sold in such offering without such an effect (the "Company Maximum Number") as follows and in the following order of priority: (A) first, such number of shares of Common Stock as the Company intended to be registered and sold by the Company and (B) second, in the case of a secondary offering or a combined offering and if and to the extent that the number of shares of Common Stock to be registered under clause (A) is less than the Company Maximum Number, such number of shares of Common Stock as the Stockholder and any Other Holder shall have intended to register which, when added to the number of shares of Common Stock to be registered under clause(A), is less than or equal to the Company Maximum Number; provided that if such number exceeds the Company Maximum Number, the shares of Common Stock of the Stockholder and such Other Holders will be excluded on a pro rata basis according to the total number of Shares and shares of Common Stock requested to be registered by such persons.

          (c) No Piggy-Back Registration effected under this Section 3.2 shall be deemed to have been effected pursuant to Section 3.1 hereof or shall release the Company of its obligations to effect any Demand Registration upon request as provided under Section 3.1 hereof

          (d) Notwithstanding any request under this Section 3.2, a selling Holder may elect in writing to withdraw its request for inclusion of its Shares in any registration statement; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Shares in the registration as to which such withdrawal was made.

          (e) If, at any time after giving written notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Common Stock, the Company may, at its election, give written notice of such determination to all Holders of record of Shares and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 3.1 and (ii) in the case of a determination to delay such registration of the Company's Common Stock, shall be permitted to delay the registration of such Shares for the same period as the delay in registering such other Common Stock.

          (f) If, as a result of the proration provisions of this Section 3.2, any Holder shall not be entitled to include all Shares in a registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Shares in such registration or may reduce the number requested to be included, provided that the same limitations in subsection (c) shall apply.

          Additional Agreements. Anything in this Agreement to the contrary notwithstanding, if at any time the Company shall obtain a written opinion of legal counsel reasonably satisfactory to the Stockholder and addressed to the Company and the Stockholder to the effect that the Shares may be publicly offered for sale in the United States by the Stockholder without restriction as to manner of sale and amount of securities sold and without registration under the Securities Act, the Company shall no longer be obligated to file or maintain a registration statement with respect to the Shares pursuant to this Agreement. In such case, the Company shall issue to the Stockholder certificates representing the Shares without any legend restricting transfer and shall remove all stop transfer orders relating to the Shares.

          Registration Procedures(a) . (a) In connection with each registration statement prepared pursuant to this Agreement, and in accordance with the intended method or methods of distribution of the Shares as described in such registration statement, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, including, without limitation, Section 3.1(a), at or before the time required by applicable laws and regulations):

          (i) Prepare and file with the SEC a registration statement on an appropriate registration form of the SEC, with respect to such Shares, which form shall be selected by the Company with the Stockholder's reasonable consent, and use its best efforts to cause such registration statement to become and remain effective promptly; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Stockholder, one counsel selected by the Stockholder, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed at least seven (7) days prior to such filing, which documents will be subject to the reasonable review of the Stockholder, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, and their respective agents and representatives and
     (x) the Company will not include in any registration statement information concerning or relating to the Stockholder to which the Stockholder shall reasonably object in writing (unless the inclusion of such information is required by applicable law or the regulations of any securities exchange to which the Company may be subject), and (y) the Company will not file any Demand Registration or amendment thereto or any prospectus or any supplement thereto to which the Stockholder shall reasonably object in writing;

          (ii) Furnish without charge to the Stockholder, the sales or placement agent or agents, if any, and the managing underwriter or underwriters, if any, such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the summary, preliminary, final, amended or supplemented prospectus included in such registration statement in conformity with the requirements of the Securities Act and any regulations promulgated thereunder and (upon the reasonable request by the Stockholder) any documents incorporated therein by reference and such other documents as the Stockholder may reasonably request in order to facilitate the public sale or other disposition of such Shares (the Company hereby consenting to the use in accordance with all applicable law of the prospectus or any amendment or supplement thereto by the Stockholder in connection with the offering and sale of the Shares covered by the prospectus or any amendment or supplement thereto);

          (iii) Use its reasonable best efforts to keep such registration statement effective (the "Effective Period"), prepare and file with the SEC such amendments, post-effective amendments and supplements to the registration statement and the prospectus as may be necessary to maintain the effectiveness of the registration for the Effective Period and to cause the prospectus (and any amendments or supplements thereto) to be filed pursuant to Rules 424 and 430A under the Securities Act and/or any successor rules that may be adopted by the SEC, as such rules may be amended from time to time; and comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution thereof, as specified in writing by the Stockholder;

          (iv) Except during any Blackout Period, make available for inspection by the Stockholder or by any underwriter, attorney, accountant or other agent retained by the

     Stockholder (collectively, the "Inspectors") financial and other records and pertinent corporate documents of the Company (collectively, the "Records"), provide the Inspectors with opportunities to discuss the business of the Company with its officers and provide opportunities to discuss the business of the Company with the independent public accountants who have certified its most recent annual financial statements, in each case to the extent customary for transactions of the size and type intended, as specified by the Stockholder, but only to the extent reasonably necessary to enable the Stockholder or any underwriter retained by the Stockholder to conduct a "reasonable investigation" for purposes of
     Section 11(a) of the Securities Act; provided, however, the Company may require as a condition to making Records available and providing such opportunities that the Stockholder execute and deliver a confidentiality agreement customary for underwritten offerings. Records which the Company determines, in good faith, to be confidential and which it notifies the inspectors are confidential shall not be disclosed by the Inspector unless
     (A) the disclosure of such Records is necessary to avoid or correct a misstatement of a material fact or omission to state a material fact in the Registration, (B) the disclosure of such Records is required by any court or governmental body with jurisdiction over the Stockholder or Inspector or
     (C) all of the information contained in such Records has been made generally available to the public. The Stockholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, promptly give prior notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of those Records deemed confidential;

          (v) If requested by the Stockholder, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as the Stockholder reasonably specifies should be included therein, including, without limitation, information relating to the planned distribution of Shares, the number of Shares being sold by the Stockholder, the name and description of the Stockholder, the offering price of such Shares and any discount, commission or other compensation payable in respect of the Shares being sold, the purchase price being paid therefor to the Stockholder and information with respect to any other terms of the underwriting offering of the Shares to be sold in such offering, except to the extent that the Company is advised in a written opinion of outside counsel that the inclusion of such information is reasonably likely to violate applicable Securities laws; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

          (vi) If requested by the Stockholder, and with respect to not more than three Demand Registrations effected pursuant to Section 3.1, cause its senior management to participate in road shows and other customary marketing efforts in connection with the offering and sale of Shares pursuant to such registration statement, at such times and in such manner as the Company and the Stockholder mutually may determine (and as do not unreasonably interfere with the Company's operations); provided that such senior management shall not be obligated to devote in excess of six (6) days per calendar year to such road shows and other customary marketing efforts;

          (vii) Use its best efforts to register or qualify the Shares covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Stockholder shall reasonably request, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary to enable the Stockholder or any underwriter to consummate the public sale or other disposition of the Shares in such jurisdictions; provided, however, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified; to execute or file any general consent to service of process under the laws of any jurisdiction; to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Shares covered by the registration statement; or to subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so, but for this paragraph (vii);

          (viii) Use its best efforts to cause the Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Stockholder to consummate the public sale or other disposition of the Shares;

          (ix) Use its best efforts to cause all Shares covered by such registration statement to be approved for trading on a national interdealer quotation system or listed on the securities exchanges on which similar securities issued by the Company are then listed or traded;

          (x) Promptly notify the Stockholder, at any time when a prospectus relating to any of the Shares covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Stockholder, promptly prepare and furnish to the Stockholder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (xi) Promptly notify the Stockholder, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, thereof, after becoming aware thereof, when the registration statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (A) of any request by the SEC for amendments or supplements to the registration Statement or the related prospectus or for additional information, (B) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (D) within the

     Effective Period of the happening of any event which makes any statement in the registration Statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) nor misleading;

          (xii) During the Effective Period, use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any post-effective amendment thereto;

          (xiii) Permit the Stockholder if, in its sole judgment exercised in good faith, it believes it might be deemed to be a controlling person of the Company, to participate in the preparation of such registration statement and all discussions between the Company and the SEC or its staff with respect to such registration statement, and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Stockholder should be included,

          (xiv) Deliver promptly to the Stockholder, upon the Stockholder's request, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit the Stockholder to do such investigation, with respect to information contained in or omitted from the registration statement, as it deems reasonably necessary. The Stockholder agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation;

          (xv) Provide a transfer agent and registrar for all such Shares covered by such registration statement not later than the effective date of such registration statement, which transfer agent and registrar may be the Company, subject to any applicable law or regulations;

          (xvi) Cooperate with the Stockholder and the managing underwriter or underwriters, if any, to facsimile the timely preparation and delivery of certificates representing such Shares to be sold under the registration Statement, which certificates shall not bear any restrictive legends except as required by law; and, in the case of an underwritten offering, enable such Shares to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, may request in writing at least two (2) business days prior to any sale of the Shares to the underwriters;

          (xvii) Enter into such agreements (including, if the offering is an underwritten offering, an underwriting agreement) as are customary in transactions of such kind and take such other actions as are reasonably necessary in connection therewith in order to expedite or facilitate the disposition of such Shares; and (A) make such representations and warranties with respect to the registration statement, post-effective amendment or supplement thereto, prospectus or any amendment or supplement thereto, and documents incorporated by reference, if any, to the managing underwriter or underwriters, if any, of the Shares and, at the option of the Stockholder, make to and for the benefit of such Stockholder the representations, warranties and covenants of the Company which are being made to the underwriters, in form, substance and scope as are customarily made by the Company in connection with offerings of Shares in transactions of such kind (representation and warranties by the participating holders shall also be made as are customary in agreements of that type); provided that the Company shall not be required to make any representations or warranties with respect to information specifically provided by a Holder for inclusion in the registration documents, (B) obtain an opinion of counsel to the Company (which counsel may be internal counsel for the Company unless the managing underwriter or underwriters shall otherwise reasonably request) in customary form and covering matters of the type customarily covered by such an opinion, addressed to such managing underwriter or underwriters, if any, and to the Stockholder and dated the date of the closing of the sale of the Shares relating thereto; (C) obtain a "comfort" letter or letters from the independent certified public accountants who have certified the Company's audited financial statements that are incorporated by reference in the registration statement which is addressed to the Stockholder and the managing underwriter or underwriters, if any, and is dated the date of the prospectus used in connection with the offering of such Shares and/or the date of the closing of the sale of such Shares relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by "comfort" letters of such type; (D) deliver such documents and certificates as may be reasonably requested by the Stockholder and the managing underwriter or underwriters, if any, of the Shares to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as provided in Sections 3.5 and 3.6 hereof, and

          (xviii) Comply with all applicable rules and regulations of the SEC and generally make available to its security holders an earnings statement (which need not be audited), as soon as reasonably practicable but in no event later than ninety (90) days after the end of the period of twelve
     (12) months commencing on the first day of any fiscal quarter next succeeding each sale by the Stockholder of Shares which have been registered pursuant to this Agreement (the "Registered Shares") after the date hereof, which earnings statement shall cover such twelve (12) month period and shall satisfy the provisions of Section 11(a) of the Securities Act and may be prepared in accordance with Rule 158 under the Securities Act.

          (b) In the event that the Company would be required, pursuant to
Section 3.4(a)(xi)(D) above, to notify the Stockholder, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, thereof, the Company shall, subject to the provisions of
Section 3.1(b) hereof, as promptly as practicable, prepare and furnish to the Stockholder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registered Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Stockholder agrees that, upon receipt of any notice from the Company pursuant to Section 3.4(a)(xi)(D) hereof, the Stockholder shall, and shall use its best efforts to cause any sales or placement agent or agents for the Shares and the underwriters, if any, thereof, to forthwith discontinue disposition of the Shares until such person shall have received copies of such amended or supplemented prospectus and, if so directed by the Company, to destroy or to deliver to the Company all copies, other than permanent file copies, then in its possession of the prospectus (prior to such amendment or supplement) covering such Shares as soon as practicable after the Stockholder's receipt of such notice.

          (c) The Stockholder shall furnish to the Company in writing such information regarding the Stockholder and its intended method of distribution of the Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. The Stockholder shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Stockholder to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Shares contains or would contain an untrue statement of a material fact regarding the Stockholder or its intended method of distribution of such Shares or omits to state any material fact regarding the Stockholder or its intended method of distribution of such Shares required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Stockholder or the distribution of the Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Each Holder agrees not to effect any public sale or distribution of any Shares, including any sale pursuant to Rule 144 under the Securities Act, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the ten (10) days prior to, and during the ninety (90) day period (or such longer period as each Holder agrees with the underwriter of such offering) beginning on, the consummation of any underwritten public offering of the Shares covered by a registration statement referred to in Section 3.2 to the extent such Holder's Registered Shares are being sold thereunder.

          (e) In the case of any registration under Section 3.1 pursuant to an underwritten offering, or in the case of a registration under Section 3.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all Shares to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Holder's Shares, provided, however, that any requirement to execute any indemnity pursuant to this Section 3.4(e) shall be limited to a requirement to execute an indemnity with respect to solely the information provided by such person to the Company or the underwriter for use in connection with such registration.

          Registration Expenses. All expenses incident to any registration to be effected hereunder (whether or not the Registration Statement is filed or declared effective) and incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, National Association of Securities Dealers, Inc., stock exchange and qualification fees, fees and disbursements of the Stockholder's counsel and of independent certified public accountants of the Stockholder, all such expenses being herein called "Registration Expenses," will be borne by the Stockholder and the Company in the following manner: The Stockholder shall be responsible for a portion of the Registration Expenses equal to (i) the total amount of such Registration Expenses multiplied by a fraction, the numerator of which is the number of Shares being sold by the Stockholder pursuant to the registration statement at issue, and the denominator of which is the total number of Shares being sold by all parties selling Shares pursuant to such registration statement, multiplied by (ii) fifty percent (50%). The Company shall be responsible for all other Registration Expenses not the responsibility of the Stockholder pursuant to the immediately preceding sentence. For the purpose of clarification, any expenses of any special or extraordinary accounting or audit services required in connection with or incident to the Company's performance of this Agreement shall not be deemed "Registration Expenses". In the event that expenses relating to underwriters and their counsel are not paid by the underwriters, the parties shall agree on whether or not such expenses are Registration Expenses before the Stockholder or the Company will reach agreement with the underwriters that such expenses will not be paid (without right to reimbursement) by the underwriters. To the extent that any Registration Expenses due to be paid by the Company pursuant to this
Section 3.5 are incurred, assumed or paid by the Stockholder, any sales or placement agent or agents for the Shares and the underwriters, if any, thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefore. Each Holder of the Shares being registered shall pay all underwriting discounts and commissions and any capital gains, income or Transfer taxes, if any, attributable to the sale of such Shares.

          Indemnification; Contribution. (a) (a) Indemnification by the Company. The Company shall, and it hereby agrees to, indemnify and hold harmless the Stockholder, its officers, directors, partners, employees and agents and each person who controls the Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, employees and agents of such controlling person and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of the Shares, against any losses, claims, damages or liabilities to which the Stockholder or such agent or underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) (collectively, "Claims") arise out of or are based upon an untrue statement or alleged untrue statement of a material fact curtained in any registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company shall, and it hereby agrees to, reimburse the Stockholder or any such officer, director, partner, employee, agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Stockholder or any agent, underwriter, officer, director, partner or employee of the Stockholder expressly for use therein, or by the Stockholder's failure to furnish the Company, upon request, with the information with respect to the Stockholder, or any agent, underwriter or officer, director, partner or employee of the Stockholder, or the Stockholder's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that the Stockholder or such agent, officer, director, partner or employee or underwriter sold securities to the person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to the Stockholder or such agent, officer, director, partner or employee or underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

          (b) Indemnification by the Stockholder and Any Agents or Underwriters. The Stockholder shall, and hereby agrees, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers, employees and controlling persons, if any, and each underwriter, its partners, officers, directors, employees and controlling persons, if any, in any offering or sale of Shares, against any Claims to which the Company, its directors, officers, employees and controlling persons, if any, may become subject, insofar as such Claims (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Stockholder or such agent or underwriter (as the case may be) expressly for use therein, and (ii) reimburse the Company for any legal or other out-of-pocket expenses reasonably incurred by the Company in connection with investigating or defending any such Claim.

          (c) Notice of Claims Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified parry shall, without regard to whether a claim in respect thereof is to be made against an indemnifying parry pursuant to the indemnification provisions of, or as contemplated by, this Section 3.6, notify such indemnifying party and the underwriter in writing of the commencement of such action or proceeding, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by
Section 3.6(a) or 3.6(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying parry from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, compromise or consent to entry of any judgment or enter into any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under Section 3.6(a) or (b) (whether or not the indemnified party is an actual or potential party thereto), unless such compromise, consent or settlement includes an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation and does not subject the indemnified party to any injunctive relief or other equitable remedy.

          (d) Contribution. The Stockholder and the Company agree that if, for any reason, the indemnification provisions contemplated by Sections 3.6(a) or 3.6(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefit derived by the parties shall be determined by reference to the fact that the Company entered into this Agreement to induce the Stockholder to engage in the Transaction in which the Shares were acquired. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.6(d) were determined (1) by pro rata allocation (even if the Stockholder or any agents for, or underwriters of, the Shares, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 3.6(d). The amount paid or payable by an indemnified party as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 3.6(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Payments.  The indemnification and contribution required by this
Section 3.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Beneficiaries of Indemnification. The obligations of the Company under this Section 3.6 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of the Stockholder and each agent and underwriter of the Shares and each person, if any, who controls the Stockholder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of the Stockholder and any agents or underwriters contemplated by this Section 3.6, shall be in addition to any liability that the Stockholder or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

          (g) Survival. The indemnity and contribution agreements contained in this Section 3.6 shall remain in full force and effect, regardless of any investigation made by or on behalf of the Stockholder, its officers, directors, partners, attorneys, agents or any person, if any, who controls the Stockholder as aforesaid, and shall survive the transfer of such Securities by the Stockholder.

          Underwriters. If any of the Shares are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company except in the case of a Demand Registration, in which the managing underwriter or underwriters shall be selected in accordance with Section 3.1(f) hereof.

          Exchange Act Filings; Rule 144; Rule 144A(a) . (a) The Company covenants to and with the Stockholder that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Securities Act and the rules and regulations adopted by the SEC thereunder) and shall take such further action as the Stockholder may reasonably request, all to the extent required from time to time to enable the Stockholder to sell Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to rime, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Stockholder, the Company shall deliver to the Stockholder a written statement as to whether it has complied with such requirements.

          (b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company agrees, upon the request of the Stockholder seeking to transfer Shares in conformity with Rule 144A under the Securities Act, to furnish to the Stockholder or prospective purchasers of the Shares from the Stockholder the information required by Rule 144A(d)(4)(i) under the Securities Act in the manner and at the times contemplated by such Rule.

          (c) The Company covenants to make available "adequate current public information" concerning the Company within the meaning of Rule 144(c) under the Securities Act.

          Agreement of the Stockholder. The Stockholder agrees not to, and it shall cause its subsidiaries nor to, make any sale, transfer or other disposition of Shares of Company Common Stock except in compliance with the registration requirements of the Securities Act and the rules and regulations thereunder, including any exemptions from such registration requirements, or in accordance with the Terms of this Agreement.

          Legends(a) . (a) Stop Transfer restrictions will be given to the Company's Transfer agent(s) with respect to the Shares and there will be placed on the certificates or instruments representing the Shares, and on any certificate instrument delivered in substitution therefor, a legend stating in substance:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO SUCH REGISTRATION OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          (b) The Company hereby agrees that it will cause stop transfer restrictions to be released with respect to any Shares that are transferred (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 145 under the Securities Act, (iii) in accordance with the requirements of Rule 903 or 904 of Regulation S under the Securities Act, or
(iv) pursuant to another exemption from the registration requirements of the Securities Act; provided, however, that in the case of any transfer pursuant to clause (ii), (iii) or (iv) above, the request for transfer is accompanied by a written statement signed by the Stockholder confirming compliance with the requirements of the relevant exemption from registration; and provided, further, that in the case of any transfer pursuant to clause (iv) above, other than any transfer by the Stockholder to one or more of its direct or indirect subsidiaries, or among such subsidiaries, or by any such subsidiary to the Stockholder, the Company shall have received a written opinion of counsel reasonably satisfactory to the Company, the Company further agrees that it will cause the legend described in subsection (a) of this Section 3.10 to be removed in the event of any transfer as provided in clause (i), (ii) or (iii) above.

          Treatment of Convertible Preferred Stock. Shares of Convertible Preferred Stock owned by the Stockholder shall be treated in all respects in the same manner as shares of Common Stock owned by the Stockholder for the purposes of this Agreement. The Company and the Stockholder agree that the Stockholder shall convert shares of Convertible Preferred Stock registered and sold pursuant to this Agreement into shares of Common Stock contemporaneously with the closing of any such sale.

          Other Registration Rights Agreements. The Company will not enter into any agreement offering registration rights to any person which contains terms which are materially adverse to, or materially adversely affect the rights of, the Stockholder under this Agreement unless, prior to entering into such agreement, it shall offer registration rights on substantially similar terms to the Stockholder.

                                  ARTICLE IV


                                 Miscellaneous
                                 -------------

          Term of Agreement, Termination. The term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate upon the expiration of the Demand Period; provided, however, that the Company's obligations hereunder with respect to the Stockholder (and any Transferee who is a member of the Stockholder Group) under this Agreement shall be suspended at the option of the Company during any period of material breach by the Stockholder of the Stockholder Agreement.

          Recapitalizations, Exchanges, Etc. Affecting the Shares. The provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shares, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation of otherwise. Upon the occurrence of any such event, amounts hereunder shall be appropriately adjusted.

          Other Company Securities. The provisions of this Agreement shall apply mutatis mutandis to any publicly traded security of the Company other than the Common Stock which may be owned by the Stockholder from time to time during the Demand Period.

          Amendment; Conflict. This Agreement may not be amended except by a written instrument, duly executed by the Company and the Stockholder. In the event of a conflict between this Agreement and the Stockholder Agreement, the terms and provisions of the Stockholder Agreement shall take precedence and shall control the resolution of the conflict.

          Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows:

If to the Company or PNM:

     Public Service Company or New Mexico and
     HVOLT Enterprises, Inc.
     Alvarado Square,
     Albuquerque, NM 87158
     Attention:     Chief Financial Officer
     Fax:           (505) 241-2368

with a copy to:

     Winthrop, Stimson, Putnam & Roberts
     One Battery Park Plaza
     New York, New York  10004
     Attention:     Timothy Michael Toy, Esq.
                    Stephen R. Rusmisel, Esq.
     Fax:           (212) 858-1500


If to the Stockholder or WRI:

     Westar Industries, Inc.
     818 South Kansas Avenue
     Topeka, KS  66612
     Attention:     President
     Fax:           (785) 575-1936

with a copy to:


     LeBoeuf, Lamb, Greene & MacRae, L.L.P.
     125 West 55th Street
     New York, New York  10019
     Attention:     William S. Lamb, Esq.

                    Benjamin G. Clark, Esq.
     Fax:           (212) 424-8500

          Integration. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to its subject matter other than those expressly set forth or referred to herein.

          Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          Assignability(a) . This Agreement shall not be assignable by any parry hereto, whether by voluntary act, operation of law or otherwise, except that the Stockholder may assign this Agreement in whole or in part to up to two
(2) Transferees (as defined in the Stockholder Agreement) who acquire any Shares pursuant to Section 3.4 of the Stockholder Agreement.

          Counterparts. This Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware without giving effect to principles of conflicts of law.

          Stockholder Agreement. This Agreement shall remain in effect in accordance with its terms notwithstanding the termination or lapse in effectiveness of any other agreement between the Stockholder and the Company, including, but not limited to, the Stockholder Agreement.

          Severability. In the event any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired, and such unreasonable, unlawful or unenforceable provision shall be interpreted, revised or applied in the manner that renders it lawful and enforceable to the fullest extent possible under law.

          IN WITNESS WHEREOF, the parties named below have hereto set their hands as the day and year first above written.

                                    HVOLT ENTERPRISES, INC.

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    WESTAR INDUSTRIES, INC.

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------